December Quarter Semi-Annual Report

February 20, 2003

Dear Fellow Aggressive Investors 2 Shareholder,

Our December quarter return of 1.2%, while positive, was "lousy" compared to the 8.4% gain of the S&P 500 Index and the 6.2% increase of the Lipper Capital Appreciation Funds Index. I am not at all pleased with the quarter.

Fortunately, our strong relative performance in the prior two quarters was enough to give us an edge over each of our benchmarks for the full calendar year.

Although the Aggressive Investors 2 Portfolio is not yet in the Morningstar data base, its quarterly return ranked between 199 and 200 of 259 aggressive growth funds for the quarter and 38th of 248 for the last twelve months.

Performance Summary

TRANSLATION: We lagged our benchmarks in the quarter, but beat them for the full calendar year.

The graph below presents the quarterly and cumulative performance of our Portfolio and benchmarks since inception. We are leading our peer benchmark since inception, but lag our market benchmark. Getting back ahead of the S&P 500 is my #1 priority for this portfolio.

The table on the following page presents our December quarter, one-year, and life-to-date financial results according to the formula required by the SEC.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 10/31/01 (INCEPTION) TO 12/31/02

                                    [CHART]

Fund / Index Name                        Total Value
-----------------------------------------------------
Russell 2000 Index                         $9,097
S&P 500 Index                              $8,461
Bridgeway Aggressive Investors 2 Portfolio $8,430
Lipper Capital Appreciation Funds          $8,383

                                     inc. 10/31/01   9/30/2001   12/31/2001    3/31/2002    6/30/2002    9/30/2002   12/31/2002
Aggressive Investors 2                               10,000.00    10,410.00    10,380.00    10,250.00     8,330.00     8,430.00
S&P 500 (start 10/31/01)                             10,000.00    10,861.51    10,891.42     9,432.25     7,802.60     8,460.99
Russell 2000 (small growth stocks)                   10,000.00    11,440.48    11,896.24    10,902.63     8,569.44     9,097.10
Lipper Capital Appreciation  Funds                   10,000.00    11,027.45    10,929.22     9,362.55     7,892.47     8,382.68

                                                   December Qtr.         1 Year           Life-to-Date
                                                      10/1/02            1/1/02             10/31/01
                                                   to 12/31/02(4)      to 12/31/02       to 12/31/02(5)
                                                   --------------      -----------       --------------
      Aggressive Investors 2 Portfolio(1)               1.2%             -19.0%              -13.6%
      S&P 500 Index (large companies)(2)                8.4%             -22.1%              -13.3%
      Russell 2000 (small companies)(2)                 6.2%             -20.5%               -7.8%
      Lipper Capital Appreciation Funds(3)              6.2%             -24.0%              -14.0%

(1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(2) The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested.

(3) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc.

(4)  Periods less than one year are not annualized.

(5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: It was a mixed bag of success stories in the December quarter. Our holdings in the technology sector appeared on both sides of the ledger. Many of the consumer cyclical stocks (retail and homebuilders) that had performed well for us earlier in the year were among our worst performers in the December quarter.

Two Portfolio holdings boosted our performance with 50%+ returns. The following group gained more than 20%. Overall, these stocks reflected good diversification across a number of sectors and industries:

    Rank    Description                            Industry                     % Gain
    ----    -----------                            --------                     ------
     1      Central European Distribution Corp     Distribution/Wholesale       82.4%
     2      Verisity Ltd                           Computers                    53.3%
     3      Trex Co Inc                            Building Materials           29.1%
     4      ANFI Inc                               Insurance                    28.5%
     5      JP Morgan Chase & Co                   Diversified Fin'l Services   26.4%
     6      Cognizant Technology Solutions Corp    Computers                    25.7%
     7      WebEx Communications Inc               Internet                     24.1%

Although we had fewer declining stocks, they held back our quarterly performance significantly:

    Rank    Description                          Industry             % Loss
    ----    -----------                          --------             ------
     1      VitalWorks Inc                       Software             -47.0%
     2      Activision Inc                       Software             -46.3%
     3      Fresh Del Monte Produce              Food                 -27.1%
     4      Electronic Arts Inc                  Software             -24.6%
     5      CKE Restaurants Inc                  Retail               -21.2%
     6      Michaels Stores Inc                  Retail               -20.7%

Despite the overall strong showing for technology in the December quarter, three of our software stocks did very poorly. Vitalworks, a healthcare management software firm, plummeted after announcing a period of anticipated slower growth. Activision and Electronic Arts both declined sharply after warnings of slowing video game industry earnings. Based on recent articles, Activision probably deserved its pounding. However, Electronic Arts' decline may have been a result of "guilt by association." Finally, the presence of two retailers on this list demonstrates that our overweighting of consumer cyclicals, which helped so much in the downturn, held us back during the market's (very) partial recovery in the December quarter.

Top Ten Holdings

On December 31, 2002, our top ten holdings represented 37.6% of Portfolio net assets. Representing eight different industry groups, they continue to be quite diversified. Our top slot now goes to Trex Company, a "core" holding. This manufacturer of a wood/plastic composite decking product experienced a downturn in 2001 as retailers met customer demand from a higher than normal level of inventory. The stock price was hit even harder. By early 2002 the inventory was depleted and manufacturing capacity improved to a very efficient 92%. With company sales growing steadily once again, earnings grew at an even stronger rate. Our top-ten list continues to reflect strong diversification across our Portfolio. Here are the top ten holdings at the end of December:


                                                                             Percent of
     Rank      Description                   Industry                        Net Assets
     ----      -----------                   --------                        ----------
       1       Trex Co Inc.                  Building Materials                 6.7%
       2       Nextel Communications Inc.    Telecommunications                 4.3%
       3       Analogic Corp.                Electronics                        4.1%
       4       Chattem Inc.                  Cosmetics/Personal Care            3.7%
       5       Jo-Ann Stores Inc.            Retail                             3.6%
       6       Verisity Ltd                  Computers                          3.3%
       7       Bio-Rad Laboratories Inc.     Biotechnology                      3.1%
       8       E*TRADE Group Inc.            Diversified Financial Services     3.0%
       9       Pec Solutions Inc.            Computers                          3.0%
      10       Thor Industries Inc.          Leisure Time                       2.8%
                                                                               -----
               Total                                                           37.6%


Who's Who? or A Short Lesson in Mutual Fund Industry Structure

The Aggressive Investors 2 Portfolio is one of seven portfolios under the umbrella of the series mutual fund, Bridgeway Fund, Inc. The Board of Directors, on your (the shareholder's) behalf, hires an investment adviser to 1) manage the assets in the fund, 2) communicate with shareholders, 3) contract with other service providers (such as auditors, a custodian of securities, an administrator for state filings), and 4) pay the bills in conducting the business of the Portfolio. The investment adviser for the Fund is Bridgeway Capital Management, Inc. Essentially, Bridgeway Capital Management provides personnel and services to the Fund to invest its assets and manage its business.

With that explanation in mind, I thought you might like to know more about your investment adviser, Bridgeway Capital Management. (In addition to the prospectus, the Statement of Additional Information is the legal document that provides great detail on the Fund and the adviser. It can be downloaded from our website, www.bridgewayfund.com or sent to you by mail - by calling 1-800-661-3550.)

There are many changes going on in the mutual fund industry, with funds consolidating or even shutting down. However, I want you to know that your investment adviser is currently in good corporate health. I am very pleased with the performance of our organization as we continue to demonstrate the value of cost control and a consistent investment approach.

Here are some of the calendar year 2002 highlights for Bridgeway Capital
Management:

     o Total assets under management at Bridgeway were $522 million at year end, up very slightly from one year ago.
     o We ended the year with a 4.7 out of 5.0 overall fund family score from Morningstar. The average fund family rating is 3.0.
     o We beat our market benchmark for each of our seven Bridgeway Portfolios and our peer group for six out of seven. See the longer time periods in the chart below.

     o We ended the year with 16 staff members, up from 11 at the start of 2002.
     o We remained committed to our promise of giving away half of our profits to charity through the Bridgeway Foundation and surpassed $1 million in donations for the year.

                        BRIDGEWAY FUND FAMILY PERFORMANCE
 (Shading indicates that fund performance exceeded its benchmark and peer group in that time period)

                                         Ticker                                        Since       Date of
Portfolio                                Symbol     1 year     3 years     5 years   Inception    Inception
---------                                ------     ------     -------     -------   ---------    ---------
Aggressive Investors 1                   BRAGX      -18.0%       -6.1%      16.8%       20.2%      8/5/1994
S&P 500 Index                                       -22.1%      -14.6%      -0.6%       10.0%
Lipper Capital Appreciation Funds                   -24.0%      -17.7%      -1.5%        6.8%

Aggressive Investors 2                   BRAIX      -19.0%         N/A        N/A      -13.6%     10/31/2001
S&P 500 Index                                       -22.1%         N/A        N/A      -13.3%
Lipper Capital Appreciation Funds                   -24.0%         N/A        N/A      -14.0%

Ultra-Small Company                      BRUSX        4.2%       13.5%      12.3%       19.1%      8/5/1994
CRSP "10" Index                                      -6.0%        3.6%       4.8%       10.5%
Lipper Small Company Funds                          -21.4%      -12.7%      -1.4%        6.8%

Micro-Cap Limited                        BRMCX      -15.7%        5.2%        N/A       15.0%      7/1/1998
CRSP "9" Index                                      -18.9%       -2.7%        N/A        2.9%
Lipper Small Company Funds                          -21.4%      -12.7%        N/A       -2.9%

Ultra-Large 35 Index Portfolio           BRLIX      -18.0%      -14.1%       2.8%        2.6%     7/31/1997
S&P 500 Index                                       -22.1%      -14.6%      -0.6%       -0.1%
Lipper Growth & Income                              -17.9%       -8.6%      -0.6%       -0.2%

Ultra-Small Co. Tax Advantage            BRSIX        4.9%        9.4%      11.1%       10.1%     7/31/1997
CRSP "10" Index                                      -6.0%        3.6%       4.8%        5.5%
Russell 2000 Index                                  -20.5%       -7.5%      -1.4%       -0.2%

Balanced                                 BRBPX       -3.5%         N/A        N/A       -3.8%     6/30/2001
Balanced Benchmark*                                  -4.7%         N/A        N/A       -2.9%
Lipper Balanced Fund Index                          -10.7%         N/A        N/A       -8.2%

* Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested.) and 60% the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index.

Here are a couple of other ways we like to measure ourselves:

Bridgeway 7, Morningstar 1

TRANSLATION: Bridgeway's portfolios beat the record of Morningstar's "analyst picks" seven out of eight times in 2001 and 2002.

A couple of years ago Morningstar deviated from just ranking and reporting on funds to publishing analyst "favorite picks" by fund category. Given Morningstar's emphasis on low expenses, tax-efficiency, shareholder friendly policies, and risk-adjusted performance, I was disappointed that Bridgeway didn't make any of these lists. So, I thought I'd just make a friendly competition: Morningstar's "style box" analyst picks versus the Bridgeway portfolio(s) that fall(s) in same "style box." (A style box seeks to identify somewhat comparable funds based on company size and growth or value orientation.) A kind of

"apples to apples" competition of picks. I pick Bridgeway; Morningstar picks whatever funds their analysts like. Bridgeway has portfolios in four different style boxes. Here's the result of 2001 and 2002:

                                  2001
                                  ----
                  Value          Blend          Growth
              -----------     -----------     -----------
Large                         Morningstar
                                 -12.7%
                                 BRLIX
                                 -9.1%
                                              Morningstar
Mid                                             -22.6%
                                                 BRAGX
                                                -11.2%
               Morningstar    Morningstar
Small             14.8%           4.9%
               BRSIX/BRUSX       BRMCX
                 29%(1)          30.2%


                                 2002
                                 ----
                 Value           Blend          Growth
              -----------     -----------    --------------
Large                         Morningstar
                                -23.0%
                                 BRLIX
                                -18.0%
                                              Morningstar
Mid                                             -25.9%
                                             BRAGX/BRAIX(2)
                                                -18.5%(1)
              Morningstar     Morningstar
Small            -7.7%           -9.0%
              BRSIX/BRUSX        BRMCX
                 4.6%1          -15.7%

________________________________________________________________________________
(1) The percentage is the simple average of the performance of the two Bridgeway portfolios.
(2) The Aggressive Investors 2 Portfolio had its first 12-month performance record in 2002.

In eight contests (four categories for two years), Bridgeway has a seven and one record. The one time we did not beat the picks was with Micro Cap Limited in 2002--which was down 15.7% but still ahead of the style-box average of -16.2%. However, Bridgeway has beaten the style-box average in each competition over the last 2 years, while Morningstar has not. I'll let you know how we do in 2003 this time next year.

Bridgeway 78, Largest Fund Families 2 (60 to 0 in last 3 years)

TRANSLATION: We beat the big guys again in 2002. We have compared our aggregate fund performance to that of each of the largest 20 fund families for the last four years, or 80 comparisons. In all but two of those tests we prevailed, hence, Bridgeway 78, largest fund families 2.

After the end of the calendar year, several periodicals publish a comparison of the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records.

Anyway, for the last four years I've played the game: "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" I took the asset-weighted average of all the domestic equity funds for the largest twenty companies and compared it against the asset-weighted average of all the Bridgeway Funds. In 1999, we beat all but 2 fund families. Then, as we grew, we got better. In 2000 and 2001, we beat all the fund families. Now I am pleased to say, we beat the top 20 in 2002 - and by a substantial margin. I'm very proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance, cost management, and tax efficiency.

Manager's Musings on 2002

This past year certainly is memorable for many reasons. While the world still remains in political tension on many fronts, we can all hope that we have seen the worst of corporate scandals pass us by and that this new year brings us the economic growth we have been waiting for. In 2002, world events and strained economic markets have certainly left an indelible mark on almost every individual's investments. The average US stock fund was down 22.4%, and only 3.8% of the US stock funds made money for the year.

I rarely comment extensively on the overall market, since my own strategy is to engage in no market timing. Put another way, my preferred strategy for timing the stock market is to invest when you first have money available to invest. (Technically, of course, there is always a better time. It's just that you don't know beforehand, and the vast majority of people destroy value as they try to time it just right.)

So here's my one-minute diatribe on the market in 2002, borrowed from the Wall Street Journal: "Corporate scandals, a weak economy and lousy earnings combined to drive down every market sector." That pretty much sums it up.

OK. It was less than one minute. Time to return to 2003 and to managing our portfolio.

Buying Rear View Mirror Performance

TRANSLATION: Chasing recent hot performance is likely a good formula for financial disaster.

One of the saddest things about the investment community is that practically the whole system feeds a buy high, sell low mentality. Investors focus on historical three year, (more often) one year, or even shorter timeframes. Journalists write most frequently about managers who have performed the best over these same time periods. Many brokers push the same recent "winners." Investment management firms pour their advertising budgets and sales pitches into the products that have performed the best recently. Rating agencies rate funds statistically, only to fall into the same trap when it's time to recommend specific funds. Each party can claim that it's not their fault. For example, investors can blame the management firms or brokers that pushed a product or a specific article touting a product, or a barrage of sales literature. Journalists ultimately have to write about what sells. Management firms aren't going to spend advertising dollars on recently poorer performing funds that won't sell.

Let me illustrate this point with a couple of thought-provoking studies on the damage of "chasing the hot fund" that have been completed over the last 10 years. Morningstar studied 199 no-load growth mutual funds over the period 1989-1994. Their findings showed that while the average annual return for these funds over this period was 12.0%, the average mutual fund investor received a return of just 2.0%. How can this be? Well, over this same time period the average mutual fund investor only held their fund for 21 months as they jumped in and out, or across funds. This market timing cost them 10% return. Another popular study done by Dalbar on investors in equity mutual funds from 1984-1996 found that investors on average earned 10% less than the funds over the same period. Their conclusions were the same. As people tried to hop to the hottest fund they basically destroyed value. These are only two of the many studies that have shown that chasing the rear-view mirror performance is not a good strategy. Nevertheless, it is our human nature to invest after recent strong performance (buy high), then sell when things pull back (sell low). How can you avoid it? Keep a long-term perspective.

While I don't know the specifics of your situation and thus can't offer specific investment advice, I do recommend setting a diversified, appropriate long term asset allocation plan (matching the timeframe of the investment with the timeframe of when the money will be needed and the investment objective of the portfolio), writing it down, then sticking with it. As I reported in the shareholder letter one year ago, I target a set percentage of my own investments in certain Bridgeway portfolios that I believe are most appropriate for my needs. This forces me to invest new money into the portfolios that have gone down the most in price and occasionally to rebalance, taking money out of the portfolios that have done the best in favor of the ones that haven't. (Obviously, this doesn't work if you haven't both picked a good fund family and appropriate products.)

Here's an interesting hypothesis. Simply invest each year in the Bridgeway portfolio that has done the poorest over the previous three-year period. The results are pretty interesting. If you followed this strategy starting five years ago (the first year we had a three-year record), $10,000 would have turned in to $21,521. If you followed the opposite strategy, investing in our fund with the best trailing three-year record, $10,000 would have turned into $10,732. Now, this is an interesting exercise that demonstrates the perils of chasing recent hot performance. It is not statistically significant--five years is not enough data upon which to base an investment strategy--and I still recommend choosing funds in accordance with your investment needs as I will discuss below. Incidentally, $10,000 invested in the Aggressive Investors 1 (a Portfolio similar to this one) and left alone for the last five years would have grown to $21,761, beating the switching strategy, which could potentially incur additional trading costs and taxes.

Know where you are and where you are going

As down markets can cause investors to make costly decisions based on short-term information, what can even make things worse for investors is when their money managers react in this manner. I realize that not all of you have all of your money in Bridgeway portfolios, so I do want to address the broader market as you look at all your investments. If you are taking the time to develop a long-term investment plan, then you really want to know that the investments you chose are managed the way you want. You probably don't want a manager who is wishy-washy about his strategy and throws off your investment planning. Most shareholders want clear, straight talk from that manager--for better or for worse. Here are some quotes from recent shareholder letters of other firms:

Statement: Whatever the investment goal, now more than ever it's going to take a new way of thinking about money and investing.
Translation: That didn't work so well, guess I'll try something else.

Statement: This was a terrible year for the stock market. . . [blah, blah, blah on the market. . .]
Translation: I don't want to talk about the fund; let's talk about the market.

Statement: In recent years returns have sustained significant gains and losses due to market volatility in the technology sector. [This is literally the only sentence in this tech fund semi-annual report to explain an 80% drop over three years.]
Translation: There actually haven't been any gains for three years. I'm so stunned I have nothing to say.

You can count on Bridgeway for commitment, discipline, and communication. We put each of our portfolios together with a lot of thought--always with shareholders in mind--and we stick to our strategies. We want you to know where you are and where you are going year after year.

Finally, a quote from another fund manager whose investing style is way out of favor but, I believe to his credit, is staying the course:

Statement: Every time we think that the market couldn't possibly get any worse, it gets worse. . . . Throughout these difficult times, we remain fully invested in emerging growth companies. Translation: The pain threshold for me and my shareholders is off the charts, but this is not the time to change tactics in favor of something I know nothing about.

Quote of the Quarter

     Markets fluctuate from greed to fear. We were in the greed phase, and now we're in the fear phase. This creates great opportunities for investors, not speculators.

The short passage above is by Robert B. Menschel, "Markets, Mobs and Mayhem: A Modern Look at the Madness of Crowds," as quoted in the New York Times, December 29, 2002. His is a perspective I rather agree with. What is most notable is that it appeared adjacent to an article on exchange traded funds, including a picture of an investor with the following caption:

     Norman Blankstein, a retiree, says exchange-traded funds let him trade throughout the day and use stop-loss orders. The funds have been attracting more individual investors.

I can't imagine what value added exchange traded funds can provide long-term investors by allowing them to trade during the day. Sounds a bit like speculation.

Socking it away at Starbucks

One of the steps of a recently published investment strategy states: "Figure out how much (more) you can save each month." This is an important part of anyone's investment plan. The author gives an interesting example. "I have friends who spend $90 a week at Starbuck's. Brew it at home and you're $90 ahead." I couldn't believe anyone would spend $90 at Starbucks. Then I figured out I had spent something on the order of $50 just the previous week at Starbucks and I don't even drink coffee. I guess at least it's good that I own it in one of the funds I manage. Finding places to save doesn't necessarily mean giving up your favorite beverage, or sport, or vehicle, but there are certainly areas where we can cut expenses in order to save. Committing to a regular investment plan has proven a great way to build up a nest egg over time.

Summary of perspectives on 2003

As we go into 2003 we all have a lot to think about. Again, I don't know your personal situation but here are some basic guidelines to keep in mind:

     o    Don't panic. Set an investment course and stay on it.
     o Know your fund and your fund's manager so that you know where you are going.
     o Avoid rear view mirror decision-making. The SEC makes us remind you that "past performance doesn't guarantee future results" for this reason.
     o Save and invest. If you want to accumulate wealth, you can't just rely on the markets (as we have all seen lately).

Finally, let's all hope that we will see a period with many fewer corporate scandals, an improving economy, and improving earnings in 2003.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2002; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. I received one disturbing letter last quarter from a shareholder who suggested we had "abandoned the little guy." It turns out to have been a misunderstanding concerning the closing of the Portfolio in which he was a shareholder. Since the holdings of the vast majority of our shareholders are modest (by industry standards) in size, I'd like to assure everyone that we work hard on performance and seek to serve the interest of all our current shareholders. I'll always have a "soft spot" for those who found us early and were willing to invest money before we were just establishing our track record. Of course, by that criterion, probably all our shareholders fall into that category. In conclusion, we take your feedback seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical. Send an email message to mail@bridgewayfund.com.

Sincerely,

/s/ John Montgomery
-----------------------------
John Montgomery

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY      COMPANY                                        SHARES         VALUE
--------      -------                                      ----------    -----------
Common Stock - 99.0%
     Auto Manufacturers - 1.5%
               Ford Motor Co                                  8,830      $    82,119
               General Motors Corp                            2,960          109,106
                                                                          ----------
                                                                             191,225
     Banks - 2.5%
               US Bancorp                                    10,900          231,298
               Wachovia Corp                                  2,600           94,744
                                                                          ----------
                                                                             326,042
     Beverages - 1.3%
               Coca-Cola Enterprises Inc                      7,500          162,900

     Biotechnology - 3.0%
               Bio-Rad Laboratories Inc *                    10,100          390,870

     Building Materials - 6.7%
               Trex Co Inc *                                 24,300          857,790

     Chemicals - 3.1%
               Dow Chemical Co/The                            6,100          181,170
               Du Pont EI de Nemours & Co                     2,000           84,800
               Schulman (A.) Inc                              7,200          133,992
                                                                          ----------
                                                                             399,962
     Commercial Services - 6.9%
               Apollo Group Inc *                             8,000          352,000
               Career Education Corp *                        6,700          268,000
               Corinthian Colleges Inc *                      7,100          268,806
                                                                          ----------
                                                                             888,806
     Computers - 9.0%
               Cognizant Technology Solutions Corp *          3,700          267,251
               Pec Solutions Inc *                           12,700          379,730
               Verisity Ltd *                                22,300          425,038
               Western Digital Corp *                        13,000           83,070
                                                                          ----------
                                                                           1,155,089
     Cosmetics/Personal Care - 3.7%
               Chattem Inc *                                 22,800          468,540

     Distribution/Wholesale - 1.1%
               Central European Distribution Corp *           7,300          135,123

     Diversified Financial Services - 5.4%
               E*TRADE Group Inc *                           78,900          383,454
               JP Morgan Chase & Co                           3,800           91,200
               New Century Financial Corp                     8,800          223,432
                                                                          ----------
                                                                             698,086
     Electric - 1.0%
               Duke Energy Corp                               6,800          132,872

     Electrical Components & Equipment - 2.3%
               Energizer Holdings Inc *                      10,400          290,160

     Electronics - 4.1%
               Analogic Corp                                 10,530          529,533

     Food - 1.9%
               Fresh Del Monte Produce                       12,900          243,939
     Healthcare-Products - 5.0%
               Biosite Inc *                                  5,300          180,306
               Cyberonics *                                  14,000          257,600
               HealthTronics Surgical Services Inc *         17,000          136,187
               Orthofix International NV *                    2,200           61,928
                                                                          ----------
                                                                             636,021
     Healthcare-Services - 1.2%
               Bioreliance Corp *                             2,500           57,925
               Mid Atlantic Medical Services *                3,000           97,200
                                                                          ----------
                                                                             155,125
     Home Builders - 4.9%
               Hovnanian Enterprises Inc *                    6,200          196,540
               NVR Inc *                                        760          247,380
               Ryland Group Inc                               5,500          183,425
                                                                          ----------
                                                                             627,345
     Insurance - 1.3%
               ANFI Inc                                      11,000          162,250

     Internet - 4.7%
               Amazon.Com Inc *                               6,000          113,340
               Macromedia Inc *                              12,700          135,255
               Neoforma Inc *                                 6,000           71,700
               WebEx Communications Inc *                    18,900          283,500
                                                                          ----------
                                                                             603,795
     Leisure Time - 2.8%
               Thor Industries Inc                           10,600          364,958

     Oil & Gas - 0.2%
               Chesapeake Energy Corp                         4,060           31,424

     Pharmaceuticals - 2.7%
               Accredo Health Inc *                           3,300          116,325
               Forest Laboratories Inc *                      2,400          235,728
                                                                          ----------
                                                                             352,053
     Retail - 9.5%
               Autozone Inc *                                 1,480          104,562
               Jo-Ann Stores Inc *                           20,100          461,697
               Petsmart Inc *                                12,025          205,988
               Sharper Image Corp *                          17,000          296,310
               Williams-Sonoma Inc *                          5,400          146,610
                                                                          ----------
                                                                           1,215,167
     Savings & Loans - 4.6%
               Flagstar Bancorp Inc                          10,400          224,640
               Hudson River Bancorp                           5,500          136,125
               Independence Community Bank                    3,380           85,784
               Washington Mutual Inc                          4,100          141,573
                                                                          ----------
                                                                             588,122
     Software - 2.4%
               Electronic Arts Inc *                          4,000          199,080
               VitalWorks Inc *                              26,700          102,795
                                                                          ----------
                                                                             301,875
     Telecommunications - 4.3%
               Nextel Communications Inc *                   48,100          555,555

     Textiles - 1.8%
               Angelica Corp                                 11,300          233,345
                                                                          ==========

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY      COMPANY                                        SHARES         VALUE
--------      -------                                      ----------    -----------
     Total Common Stock (Identified Cost $12,529,433)                    $12,697,972

Options - 0.1%
     Options - 0.1%
               Call Cognizant Technology
                  Solutions Corp Jan 03 $70.00                1,000            4,000
               Call Cognizant Technology
                  Solutions Corp Jan 03 $75.00                  500              688
               Call Energizer Holdings Inc
                  Feb 03 $30.00                               3,000            2,475
               Call Nextel Communications Inc
                  Jan 03 $12.50                               6,000            2,700
               Call Tractor Supply Co Jan 03 $45.00           3,000              450
                                                                         -----------
                                                                              10,313
                                                                         ===========

     Total Options (Identified Cost $23,499)                                 $10,313

Short-term Investments - 3.4%
     Money Market Funds - 3.4%
               Firstar U S Treasury Money Market
                  Fund Institutional                        441,569          441,569
                                                                         ===========
     Total Short-term Investments (Identified Cost $568,464)             $   441,569
                                                                         ===========

Total Investments - 102.5%                                               $13,149,854

Other Assets and Liabilities, net - (2.5)%                                  (323,231)
                                                                         ===========

Total Net Assets - 100.0%                                                $12,826,623
                                                                         ===========


* Non-income producing security as no dividends were paid during the period from July 1, 2002 to December 31, 2002.

** The aggregate identified cost on a tax basis is $12,994,501. Gross unrealized appreciation and depreciation were $889,500 and $734,147, respectively, or net unrealized appreciation of $155,353.

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 2 PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2002

ASSETS:
       Investments at value (cost - $12,994,501)                                                       $13,149,854
       Receivable for shares sold                                                                           15,841
       Receivable for interest                                                                                 337
       Receivable for dividends                                                                              5,437
                                                                                                       -----------
             Total assets                                                                               13,171,469
                                                                                                       -----------

LIABILITIES:
       Payable for investments purchased                                                                   248,455
       Payable for management fee                                                                            4,145
       Accrued expenses                                                                                     92,246
                                                                                                       -----------
             Total liabilities                                                                             344,846
                                                                                                       -----------
       NET ASSETS ( 1,521,196 SHARES OUTSTANDING)                                                      $12,826,623
                                                                                                       ===========
       Net asset value, offering and redemption price per share ($12,826,623/1,521,196)                      $8.43
                                                                                                       ===========

NET ASSETS REPRESENT:
       Paid-in capital                                                                                 $14,986,189
       Undistributed net realized loss                                                                  (2,314,919)
       Net unrealized appreciation of investments                                                          155,353
                                                                                                       -----------
       NET ASSETS                                                                                      $12,826,623
                                                                                                       ===========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 2 PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2002

INVESTMENT INCOME:
       Dividends                                                                      $38,178
       Interest                                                                         2,293
                                                                                  -----------
             Total income                                                              40,471

EXPENSES:
       Management fees                                                                 51,231
       Accounting fees                                                                 62,843
       Audit fees                                                                       5,183
       Custody                                                                          3,809
       Insurance                                                                          665
       Legal fees                                                                         430
       Registration fees                                                                  828
       Directors' fees                                                                     42
       Miscellaneous                                                                       53
                                                                                  -----------
             Total expenses                                                           125,084
       Less fees waived                                                               (16,931)
                                                                                  -----------
             Net expenses                                                             108,153
                                                                                  -----------
NET INVESTMENT LOSS                                                                   (67,682)
                                                                                  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
       Net realized loss on investments                                            (2,013,360)
       Net realized loss on options                                                    (3,258)
       Net change in unrealized appreciation                                            1,007
                                                                                  -----------
       Net realized and unrealized loss                                            (2,015,611)
                                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              ($2,083,293)
                                                                                  ===========

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                                            PERIOD FROM
                                                                  SIX MONTHS ENDED      OCTOBER 31, 2001* TO
                                                                  DECEMBER 31, 2002         JUNE 30, 2002
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment loss                                                 $(67,682)               $(46,158)
      Net realized loss on investments                                  (2,013,360)               (298,301)
      Net realized loss on options                                          (3,258)                      0
      Net change in unrealized appreciation                                  1,007                 154,346
                                                                       -----------             -----------
          Net decrease resulting from operations                        (2,083,293)               (190,113)
                                                                       -----------             -----------
      Distributions to shareholders:
          From net investment income                                             0                       0
          From realized gains on investments                                     0                       0
                                                                       -----------             -----------
            Total distributions to shareholders                                  0                       0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                       6,326,431              14,757,205
      Reinvestment of dividends                                                  0                       0
      Cost of shares redeemed                                           (2,864,372)             (3,119,235)
                                                                       -----------             -----------
          Net increase from Fund share transactions                      3,462,059              11,637,970
                                                                       -----------             -----------
          Net increase in net assets                                     1,378,766              11,447,857
NET ASSETS:
      Beginning of period                                               11,447,857                       0
                                                                       -----------             -----------
      End of period                                                    $12,826,623             $11,447,857
                                                                       ===========             ===========


Number of Fund shares:
      Sold                                                                 746,715               1,412,757
      Issued on dividends reinvested                                             0                       0
      Redeemed                                                            (341,896)               (296,380)
                                                                       -----------             -----------
          Net increase                                                     404,819               1,116,377
      Outstanding at beginning of period                                 1,116,377                       0
                                                                       -----------             -----------
      Outstanding at end of period                                       1,521,196               1,116,377
                                                                       ===========             ===========

* October 31, 2001 commencement of operations.

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 2 PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                                PERIOD FROM
                                                                       SIX MONTHS ENDED     OCTOBER 31, 2001* TO
                                                                       DECEMBER 31, 2002       JUNE 30, 2002
                                                                       -----------------    --------------------
PER SHARE DATA
      Net asset value,
          beginning of period                                                 $10.25                  $10.00
                                                                         -----------             -----------
      Income (loss) from investment operations:
              Net investment loss                                              (0.05)                  (0.08)
              Net realized and
                   unrealized gain                                             (1.77)                   0.33
                                                                         -----------             -----------
      Total from investment operations                                         (1.82)                   0.25
                                                                         -----------             -----------

      Less distributions to shareholders:
          Net investment income                                                 0.00                    0.00
          Net realized gains                                                    0.00                    0.00
                                                                         -----------             -----------
      Total distributions                                                       0.00                    0.00
                                                                         -----------             -----------
      Net asset value, end of period                                           $8.43                  $10.25
                                                                         ===========             ===========
TOTAL RETURN [1]                                                               (17.8%)                   2.5%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                          $12,826,623             $11,447,857
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                             1.90%                  1.90%
          Expenses before waivers and reimbursements                            2.20%                  1.98%
          Net investment loss after waivers and reimbursements                 (1.19%)                (1.24%)

      Portfolio turnover rate [2]                                              106.1%                  68.0%

* October 31, 2001 commencement of operations [1] Not annualized for periods less than a year.

[2] Annualized for periods less than a year.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities, other than options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors. Options are valued at the average of the closing bid and asked quotations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Investors 2 Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased and written by the Fund were listed on exchanges and considered liquid positions with readily available market quotes.

       A summary of call option transactions by the Fund follows; there were no transactions in put options:

                                                           CALL OPTIONS
                                                     -------------------------
                                                        NUMBER           COST
                                                     ----------  -------------
                  Outstanding June 30, 2002                  0        $     0
                  Purchased                                190         35,357

                  Expired                                  (55)       (11,858)
                                                          ----        -------
                  Outstanding December 31, 2002            135        $23,449
                                                          ====        =======


       A summary of call options written by the Fund during the period follows:

                                                           CALL OPTIONS
                                                             WRITTEN
                                                     -------------------------
                                                        NUMBER        PREMIUM
                                                     ----------  -------------
                  Outstanding June 30, 2002                  0         $    0
                  Opened                                    50          8,600

                  Expired                                  (20)        (3,440)
                  Closed                                   (30)        (5,160)
                                                          ----         ------
                  Outstanding December 31, 2002              0         $    0
                                                          ====         ======

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


  4.   Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser, a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

  5.   Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Aggressive Investors 2 Portfolio for any operating expenses above 1.9%. To achieve this expense level the Adviser has waived $16,931 of the management fees for the six months ended December 31, 2002.


  6.   Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

  7.   Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $9,104,742 and $5,975,307, respectively, during the six months ended December 31, 2002.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at December 31, 2002, were as follows:

                  Aggregate unrealized gain                    $    889,500
                  Aggregate unrealized loss                         734,147
                  Net gain (loss)                                   155,353
                  Cost of investments                            12,994,501


       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

              Distributable Earnings
                  Ordinary income                                $         0
                  Long-term gains (capital losses)                (2,314,919)
                  Unrealized appreciation(depreciation)              155,353

              Tax Distributions
                  Ordinary income                                $         0
                  Long-term capital gains                                  0


       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital. During the six months ended December 31, 2002, $67,682 of undistributed net investment loss was reclassified to paid-in capital.